                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   January 25, 2006
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                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                            000-26534           13-3671221
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(State or Other Jurisdiction              (Commission       (IRS Employer
     of Incorporation)                    File Number)    Identification No.)

     4 Science Park, New Haven, CT                                     06511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:   (203) 498-4210
                                                     ----------------

                                 Not Applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT AND EXTENSION OF THE COMPANY'S LEASE AT 4 SCIENCE PARK, NEW HAVEN,
CONNECTICUT

         On January 25, 2006, we entered into an amendment of the Company's lease with Science Park Development Corporation, dated November 1, 2001, for the office and laboratory facilities at 4 Science Park, New Haven, Connecticut (the
"Amendment"). Pursuant to the Amendment, the term of the lease will run through
December 31, 2010, unless sooner terminated or extended pursuant to the terms of the lease. The Company will also have the right to extend the term of the lease for two successive terms of five years each. After the expiration of the second extension term, the Company shall have no further right to extend the term

         The Amendment also provides for a change in the base annual rent from
$315,808, or $26,317.33 per month, to $217,118.00, or $18,093.17 per month.
During the first extension term, if any, the Company shall pay a base rent equal to the greater of (a) $217,118 per annum or (b) ninety percent (90%) of the then fair market annual rent (as determined in the Amendment).

         The Company also has the option to lease certain additional space in the building pursuant to the terms of the Amendment. The Amendment is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

Exhibit 10.1            First Amendment to Lease, dated January 25, 2006, by and
                        between Vion Pharmaceuticals, Inc. and Science Park
                        Development Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.

Date: January 31, 2006              By:     /s/ Howard B. Johnson
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                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 10.1      First Amendment to Lease, dated January 25, 2006, by and
                  between Vion Pharmaceuticals, Inc. and Science Park
                  Development Corporation.

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